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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 27, 2000
                                                          --------------


                      Deutsche Floorplan Receivables, L.P.
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             (Exact Name of Registrant as Specified in its Charter)

             Distribution Financial Services Floorplan Master Trust
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            (Co-Registrant and Issuer with Respect to the Securities)

                                      N.A.
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                 (State or Other Jurisdiction of Incorporation)

333-74457 and 333-74457-01                       88-0355652
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 (Commission File Number)               (Registrant's I.R.S. Employer
                                             Identification No.)

655 Maryville Centre Drive, St. Louis, Missouri               63141
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (314) 523-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         The Registrant and Co-Registrant are filing the exhibits listed in Item 7(c) below in connection with the issuance of Floating Rate Asset Backed Certificates, Series 2000-1 and Series 2000-2 by Distribution Financial Services Floorplan Master Trust.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
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1.1               Underwriting Agreement dated April 20, 2000 among Deutsche
                  Bank Securities Inc. ("DBS"), the Registrant and Deutsche
                  Financial Services Corporation ("DFS").

1.2 Terms Agreement for Series 2000-1 dated April 20, 2000 among DBS, the Registrant and DFS.

1.3 Terms Agreement for Series 2000-2 dated April 20, 2000 among DBS, the Registrant and DFS.

4.1 Amended and Restated Pooling and Servicing Agreement dated as of April 1, 2000 among the Registrant, DFS and The Chase Manhattan Bank, as Trustee (the "Trustee").

4.2 Series 2000-1 Supplement dated as of April 1, 2000 among the Registrant, DFS and the Trustee.

4.3 Series 2000-2 Supplement dated as of April 1, 2000 among the Registrant, DFS and the Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant and the co- registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




May 10, 2000             Deutsche Floorplan Receivables, L.P., on
                         behalf of itself, as Registrant

                         By: Deutsche Floorplan Receivables, Inc., its General Partner


                         By: /s/ Naran U. Burchinow
                            ---------------------------------------------
                         Name: Naran U. Burchinow
                              -------------------------------------------
                         Title:   Vice President and Assistant Secretary
                               ------------------------------------------



May 10, 2000             Deutsche Floorplan Receivables, L.P., on
                         behalf of Distribution Financial Services
                         Floorplan Master Trust, as Co-Registrant

                         By: Deutsche Floorplan Receivables, Inc., its General Partner


                         By: /s/ Naran U. Burchinow
                            ---------------------------------------------
                         Name: Naran U. Burchinow
                              -------------------------------------------
                         Title:   Vice President and Assistant Secretary
                               ------------------------------------------


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